UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 27, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 27, 2007, Matritech, Inc. and the holders of a majority of outstanding principal value of the 15% Secured Convertible Promissory Notes dated January 13, 2006 (the “Series A Notes”) and holders of a majority of outstanding principal value of the Series B 15% Secured Convertible Promissory Notes dated January 22, 2007 (the “Series B Notes”) entered into an Agreement and Amendment to the Series A Notes and Series B Notes.  The Agreement and Amendment permits Matritech to redeem outstanding warrants originally issued by the Company on March 31, 2003.  Among the majority holders entering into the Agreement and Amendment were David B. Musket, a director of Matritech, Inc., and various ProMed Funds with which Mr. Musket is affiliated.  A copy of the Form of Agreement and Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference.  The description of the Agreement and Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2007, Matritech entered into agreements with all holders of warrants originally issued March 31, 2003 covering the purchase of 784,314 shares of Matritech common stock, par value $0.01, to redeem the warrants for a price $0.04 per share.  The warrant Purchase and Sale Agreements provide for potential additional payments to the holders if prior to April 1, 2008 Matritech engages in a transaction that would have triggered an anti-dilution adjustment to the exercise price of the redeemed warrants.  A copy of the form of Purchase and Sale Agreement for the warrant redemption is attached hereto as Exhibit 4.2 and incorporated herein by reference.  The description of the Purchase and Sale Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
4.1	Form of Agreement and Amendment to 15% Secured Convertible Promissory Notes dated January 13, 2006 and Series B 15% Secured Convertible Promissory Notes dated January 22, 2007

4.2	Form of Purchase and Sale Agreement dated July 31, 2007 by and between Matritech, Inc. and holders of warrants originally issued March 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: August 2, 2007	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Agreement and Amendment to 15% Secured Convertible Promissory Notes dated January 13, 2006 and Series B 15% Secured Convertible Promissory Notes dated January 22, 2007

4.2	Form of Purchase and Sale Agreement dated July 31, 2007 by and between Matritech, Inc. and holders of warrants originally issued March 31, 2003